Exhibit 31.6

CENTEX DEVELOPMENT COMPANY, L.P.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 3333 Holding Corporation and Subsidiary and Centex Development Company, L.P. and Subsidiaries on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd D. Newman, Chief Financial Officer of 3333 Development Corporation, the general partner of Centex Development Company, L.P., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Centex Development Company, L.P. and Subsidiaries.

/s/ TODD D. NEWMAN

Todd D. Newman
Chief Financial Officer

Date: February 9, 2004